                                                                    Exhibit 21.1


                         SUBSIDIARIES OF THE REGISTRANT

QRS 15 Paying Agent, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name QRS 15 Paying Agent

SUSPENSION (DE) QRS 15-1, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name SUSPENSION (DE) QRS 15-1, INC.

RII (CA) QRS 15-2, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name RII
(CA) QRS 15-2, Inc.

ICG-GP (TX) QRS 15-3, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name ICG-GP
(TX) QRS 15-3, Inc.

ADV-QRS 15 (GA) QRS 15-4, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name ADV-QRS 15 (GA) QRS 15-4, INC.

Grocery (OK) QRS 15-5, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Grocery (OK) QRS 15-5, Inc.

TRENDS (FL) QRS 15-6, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name TRENDS
(FL) QRS 15-6, INC.

Dan (FL) QRS 15-7, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Dan
(FL) QRS 15-7, Inc.

Optical (CA) QRS 15-8, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Optical (CA) QRS 15-8, Inc.

One Cabin Interior QRS (FL) 15-9, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name One Cabin Interior QRS (FL) 15-9, Inc.

Energy (NJ) QRS 15-10, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Energy (NJ) QRS 15-10, Inc.

Three Overhead Lights QRS (DE) 15-11, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Three Overhead Lights QRS (DE) 15-11, Inc.

Bone (DE) QRS 15-12, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Bone
(DE) QRS 15-12, Inc.

Salted Peanuts (LA) QRS 15-13, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Salted Peanuts (LA) QRS 15-13, Inc.

Overtape (CA) QRS 15-14, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Overtape (CA) QRS 15-14, Inc.

OX-GP (AL) QRS 15-15, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name OX-GP
(AL) QRS 15-15, Inc.

Leading ASP (MD) QRS 15-16, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Leading ASP (MD) QRS 15-16, Inc.

WELL (MULTI) QRS 15-17, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name WELL (MULTI) QRS 15-17, Inc.

MBM-BEEF (DE) QRS 15-18, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name MBM-BEEF (DE) QRS 15-18, Inc.

WADD II General Partner (TN) QRS 15-19, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name WADD II General Partner (TN) QRS 15-19, Inc.

Clear (NY) QRS 15-20, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name Clear
(NY) QRS 15-20, Inc.

MEDI (PA) QRS 15-21, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name MEDI (PA) QRS 15-21, INC.

DEYKIN AVENUE (UK) QRS 15-22, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name DEYKIN AVENUE (UK) QRS 15-22, INC.

FRAME BOY (DE) QRS 15-23, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name FRAME BOY (DE) QRS 15-23, INC.

BOLT (DE) QRS 15-26, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name BOLT (DE) QRS 15-26, INC.

ENCLOSURES (IRELAND) QRS 15-27, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name ENCLOSURES (IRELAND) QRS 15-27, INC.

AUTO LOAN (TX) QRS 15-28, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name AUTO LOAN (TX) QRS 15-28, INC.

QSHIRE (IRELAND) QRS 15-29, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name QSHIRE (IRELAND) QRS 15-29, INC.

QSHIRE (UK) QRS 15-30, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name QSHIRE (UK) 15-30, INC.

WRENCH (DE) QRS 15-31, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name WRENCH (DE) QRS 15-31, INC.

HAMMER (DE) QRS 15-32, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name HAMMER (DE) QRS 15-32, INC.

HAMMER (DE) LP QRS 15-33, INC., a wholly - owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name HAMMER (DE) LP QRS 15-33, INC.

TRANS (FL) QRS 15-34, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name TRANS
(FL) QRS 15-34, INC.

CONTAINERS (DE) QRS 15-36, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name CONTAINERS (DE) QRS 15-36, INC.

AFSNYS (NY) QRS 15-37, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name AFSNYS (NY) QRS 15-37, INC.

PEM (MN) QRS 15-39, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name PEM
(MN) QRS 15-39, INC.

MAPINVEST DELAWARE LLC, a wholly-owned subsidiary of Registrant formed under the laws of the State of Delaware and doing business under the name MAPINVEST DELAWARE LLC.

MECHANIC (AZ) QRS 15-41, INC., Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name MECHANIC (AZ) QRS 15-41, INC.

QS (UK) QRS 15-42, INC., Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name QS (UK) QRS 15-42, INC.

AMPD GP (DE) QRS 15-35, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name AMPD GP (DE) QRS 15-35, INC.

GIFT (VA) QRS 15-43, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name GIFT
(VA) QRS 15-43, INC.

DSG (IN) QRS 15-44, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name DSG
(IN) QRS 15-44, INC.

GAL III (NJ) QRS 15-45, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name GAL III (NJ) QRS 15-45, INC.

GRC (TX) QRS 15-47, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name GRC
(TX) QRS 15-47, INC.

GAL III (NY) QRS 15-48, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name GAL III (NY) QRS 15-48, INC.

GAL III (IN) QRS 15-49, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name GAL III (IN) QRS 15-49, INC.

UH STORAGE GP (DE) QRS 15-50, INC., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name UH STORAGE GP (DE) QRS 15-50, INC.